SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8–K
Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 8, 2002

CAPITAL ONE MASTER TRUST
CAPITAL ONE BANK
(Exact name of registrant as specified in its charter)

Virginia	0–25762	54–1719855

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

11013 West Broad Street Road, Glen Allen, Virginia	23060

(Address of principal executive offices)	(Zip Code)

(Registrant’s telephone number, including area code):
(804) 967-1000

(Former name or former address, if changed since last report):
Not Applicable

Item 5.              Other Events

The September 2002 monthly Certificateholder’s Statements to investors were distributed October 8, 2002.

Item 7 (c).        Exhibits

                          The following are filed as exhibits to this Report under Exhibit 20:

1. September Performance Summary

2. Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of September 2002

3. Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of September 2002

4. Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of September 2002

5. Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of September 2002

6. Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of September 2002

7. Series 2000-1 Class A and Class B Certificateholder’s Statements for the month of September 2002

8. Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of September 2002

9. Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of September 2002

10. Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of September 2002

11. Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of September 2002

12. Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of September 2002

13. Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of September 2002

14. Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of September 2002

15. Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of September 2002

16. Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of September 2002

17. Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of September 2002

18. Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of September 2002

19. Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of September 2002

20. Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of September 2002

21. Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of September 2002

22. Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of September 2002

23. Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of September 2002

24. Trust Excess Spread Analysis

Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAPITAL ONE MASTER TRUST

By: CAPITAL ONE BANK Servicer

By: /s/ Tom Feil Tom Feil Director, Capital Markets

Date: October 8, 2002

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

EXHIBITS

TO

FORM 8–K

CAPITAL ONE MASTER TRUST
CAPITAL ONE BANK
(Exact name of registrant as specified in its charter)

INDEX TO EXHIBITS

		Sequentially
Exhibit		Numbered
Number	Exhibits	Page

1	September Performance Summary	07

2	Series 1996-3 Class A and Class B Certificateholder’s Statements for the month of September 2002	09

3	Series 1998-1 Class A and Class B Certificateholder’s Statements for the month of September 2002	11

4	Series 1998-4 Class A and Class B Certificateholder’s Statements for the month of September 2002	13

5	Series 1999-1 Class A and Class B Certificateholder’s Statements for the month of September 2002	15

6	Series 1999-3 Class A and Class B Certificateholder’s Statements for the month of September 2002	17

7	Series 2000-1 Class A and Class B Certificateholder’s Statements for the month of September 2002	19

8	Series 2000-2 Class A and Class B Certificateholder’s Statements for the month of September 2002	21

9	Series 2000-3 Class A and Class B Certificateholder’s Statements for the month of September 2002	23

10	Series 2000-4 Class A and Class B Certificateholder’s Statements for the month of September 2002	25

11	Series 2000-5 Class A and Class B Certificateholder’s Statements for the month of September 2002	27

12	Series 2001-1 Class A and Class B Certificateholder’s Statements for the month of September 2002	29

13	Series 2001-2 Class A and Class B Certificateholder’s Statements for the month of September 2002	31

14	Series 2001-3 Class A and Class B Certificateholder’s Statements for the month of September 2002	33

15	Series 2001-4 Class A and Class B Certificateholder’s Statements for the month of September 2002	35

16	Series 2001-5 Class A and Class B Certificateholder’s Statements for the month of September 2002	37

17	Series 2001-6 Class A and Class B Certificateholder’s Statements for the month of September 2002	39

18	Series 2001-7 Class A and Class B Certificateholder’s Statements for the month of September 2002	41

19	Series 2001-8 Class A and Class B Certificateholder’s Statements for the month of September 2002	43

20	Series 2002-1 Class A and Class B Certificateholder’s Statements for the month of September 2002	45

21	Series 2002-2 Class A and Class B Certificateholder’s Statements for the month of September 2002	47

22	Series 2002-3 Class A and Class B Certificateholder’s Statements for the month of September 2002	49

23	Series 2002-4 Class A and Class B Certificateholder’s Statements for the month of September 2002	51

24	Trust Excess Spread Analysis	53